SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        New York Community Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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

                            [LOGO]New York Community
                                  Bancorp, Inc.

                               615 Merrick Avenue
                            Westbury, New York 11590
                                 (516) 683-4100

                                                April 6, 2001

Fellow Shareholders:

      You are cordially invited to attend the Annual Meeting of Shareholders of New York Community Bancorp, Inc., the holding company for New York Community Bank. The Annual Meeting will be held on May 9, 2001, at 10:00 a.m. Eastern Standard Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, in Flushing, New York.

      The attached Notice and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of New York Community Bancorp, Inc., as well as representatives of KPMG LLP, the Company's independent auditors, will be present to respond to any questions that you may have.

      The Board of Directors of New York Community Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

      Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated, as a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

      On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                                Sincerely,


                                                Joseph R. Ficalora
                                                Chairman, President, and
                                                Chief Executive Officer

                        NEW YORK COMMUNITY BANCORP, INC.
                               615 Merrick Avenue
                            Westbury, New York 11590

                    -----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held on May 9, 2001

                   -------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of New York Community Bancorp, Inc. will be held on May 9, 2001, at 10:00 a.m. Eastern Standard Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, in Flushing, New York.

      The purpose of the Annual Meeting is to consider and vote upon the following matters:

      1.    The election of four directors to three-year terms of office each;
      2. The amendment of the New York Community Bancorp, Inc. 1997 Stock Option Plan;
      3 The approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock;
      4. The ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and
      5. Such other matters as may properly come before the meeting or any adjournments thereof, including whether or not to adjourn the meeting.

      The Board of Directors has established March 23, 2001, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments hereof. In the event that there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                          By Order of the Board of Directors,


                                          Michael J. Lincks
                                          Executive Vice President
                                          and Corporate Secretary
Westbury, New York
April 6, 2001

                        NEW YORK COMMUNITY BANCORP, INC.

                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                   May 9, 2001

                             -----------------------

Solicitation and Voting of Proxies

      This proxy statement is being furnished to shareholders of New York Community Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors (the "Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held on May 9, 2001 and at any adjournments thereof. The 2000 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 2000, accompanies this proxy statement, which is first being mailed to shareholders on or about April 6, 2001.

      Regardless of the number of shares of common stock owned, it is important that holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Shareholders are urged to indicate their votes in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the election of the nominees for director named in this proxy statement and FOR the ratification of the other specific proposals presented therein.

      Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. However, execution of a proxy confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof, including whether or not to adjourn the meeting.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend and/or vote personally at the Annual Meeting.

      The cost of the solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Mellon Investor Services LLC, a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $5,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers, and other employees of the Company and its subsidiary, New York Community Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms, and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

      The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on March 23, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 28,971,798.

      As provided in the Company's Certificate of Incorporation, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by, persons acting in concert with such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence, in person or by proxy, of the holders of record of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for one or more of the nominees being proposed.

Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the matters being proposed for shareholder action set forth in Proposal 2 regarding the amendment to the 1997 Stock Option Plan, and in Proposal 4 regarding the ratification of the selection of independent auditors, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. An affirmative vote of the holders of a majority of the shares of Common Stock cast at the Annual Meeting, at which a quorum is present, in person or by proxy, is required to constitute shareholder ratification of the proposal. Shares as to which the "ABSTAIN" box has been selected on the proxy card and shares underlying broker non-votes or in excess of the Limit will not be counted as votes cast and will have no effect on the vote on the matter presented.

      Proposal 3 regarding the amendment of the Company's Certificate of Incorporation to increase the total number of authorized shares will be deemed approved if a majority of the issued and outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting, at which a quorum is present, votes in favor of the proposal. Abstentions and broker non-votes are included as shares entitled to vote on Proposal 3 and will count as a vote "AGAINST" Proposal 3.

      Proxies solicited hereby will be returned to Mellon Investor Services LLC, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates.

Security Ownership of Certain Beneficial Owners

      The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                Amount and
                                                 Nature of
                  Name and Address              Beneficial   Percent of
 Title of Class   of Beneficial Owner            Ownership      Class
 --------------   -------------------            ---------      -----
 Common Stock     New York Community Bank       4,332,313(1)   14.95%
                  Employee Stock Ownership
                  Plan ("ESOP") and Trust
                  615 Merrick Avenue
                  Westbury, New York 11590

----------
(1) Harold E. Johnson, Donald M. Blake, and Max L. Kupferberg administer the ESOP as a committee (the "ESOP Committee"). An independent corporate trustee has been appointed as the trustee for the ESOP (the "ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Under the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). At March 23, 2001, 2,422,893 shares were allocated under the ESOP and 1,909,420 were unallocated.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

      All persons standing for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

      Pursuant to the Company's Bylaws, the number of directors of the Company is eleven (11), unless otherwise designated by the Board of Directors. All directors, except for John A. Pileski, who has been nominated to replace retiring director Harold E. Johnson, presently serve as directors of the Company and the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

      The nominees proposed for election at this year's Annual Meeting are Henry
E. Froebel, Howard C. Miller, Msgr. Thomas J. Hartman and John A. Pileski.

      In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors, and Executive Officers

      The following table sets forth, as of the Record Date, the names of the nominees and of the continuing directors and executive officers, their ages, and a brief description of their recent business experience, including present occupations and employment, directorships held by each, the year in which each became a director, and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group as of the Record Date.

                                                          Shares of
    Name and Principal                       Expiration  Common Stock    Percent
    Occupation at Present         Director   of Term as  Beneficially      of
    and for Past Five Years  Age  Since (1)   Director     Owned (2)      Class
    -----------------------  ---  ---------   --------   ------------    -------

    NOMINEES

    Henry E. Froebel          77    1984        2004       96,116 (3)     0.33%
       Retired Vice Chairman
       of Rollins Hudig Hall
       of New York, an
       insurance brokerage
       firm.

    Howard C. Miller          77    1985        2004       72,621 (3)     0.25
       Retired Senior Vice
       President-Mortgages
       of the Bank.

    Msgr. Thomas J. Hartman   54    2000        2004        6,743 (3)     0.02
       President and Chief
       Executive Officer of
       Radio and Television
       for the Diocese of
       Rockville Centre for
       Telicare Television
       Studios, a cable
       television station.

    John A. Pileski           61     --         2004        2,000         0.01
       Retired Partner, KPMG
       LLP, an accounting
       firm; Director of
       American Skandia
       Advisor Funds, Inc.,
       an investment
       company.

    RETIRING DIRECTOR

    Harold E. Johnson         82    1965        2001      127,561 (3)     0.44
       Retired Executive
       Vice President, Chief
       Financial Officer,
       and Director of
       Continental
       Corporation, an
       insurance holding
       company; Director of
       Independence Holding
       Company, a
       diversified holding
       corporation in
       Connecticut.

    CONTINUING DIRECTORS

    Max L. Kupferberg         81    1983        2002    1,115,319 (3)(4)  3.85
       Chairman of the Board
       of Directors of Kepco,
       Inc., a manufacturer
       of electrical
       equipment.

                                                          Shares of
    Name and Principal                       Expiration  Common Stock    Percent
    Occupation at Present         Director   of Term as  Beneficially      of
    and for Past Five Years  Age  Since (1)   Director     Owned (2)      Class
    -----------------------  ---  ---------   --------   ------------    -------

    Dominick Ciampa           67    1995        2002      172,398 (3)(4)   0.59
       Principal, Ciampa
       Organization, a local
       real estate
       development firm.

    Richard H. O'Neill        69    1995        2002       68,544 (3)      0.24
       Financial consultant;
       Retired Executive
       Vice President,
       Finance, New York
       Shipping Assoc., Inc.

    Michael J. Levine         56    2000        2002       47,218 (3)      0.16
       President of Norse
       Realty Group, Inc.
       and Affiliates, a
       real estate owner
       and developer;
       Partner in Levine
       and Schmutter
       Certified Public
       Accountants.

    Donald M. Blake           76    1968        2003      129,715 (3)(4)   0.45
       President and Chief
       Executive Officer of
       Joseph J. Blake &
       Assoc., Inc., a
       national real estate
       appraisal company.

    Joseph R. Ficalora        54    1989        2003      813,324 (5)(6)   2.80
       Chairman of the
       Board, President, and
       Chief Executive
       Officer of the
       Company; President
       and Chief Executive
       Officer of the Bank
       since January 1,
       1994 and Chairman of
       the Bank since May
       20, 1997.

    Robert M. Sprotte         63    2001        2003      105,635 (3)      0.36
       President of
       Schmelz Bros.,
       Inc., a plumbing
       contractor;
       President of RDR
       Realty Corp., a real
       estate holding
       company; President
       of Three Rams Realty.

                                                          Shares of
    Name and Principal                       Expiration  Common Stock    Percent
    Occupation at Present         Director   of Term as  Beneficially      of
    and for Past Five Years  Age  Since (1)   Director     Owned (2)      Class
    -----------------------  ---  ---------   --------   ------------    -------

    NAMED EXECUTIVE
    OFFICERS

    Michael J. Lincks         43     --          --       296,190 (5)(6)  1.02
       Executive Vice
       President and
       Corporate Secretary
       of the Company;
       Executive Vice
       President and
       Secretary of the
       the Bank since 1992.

    James J. O'Donovan        58      --         --       307,216 (5)(6)   1.06
       Executive Vice
       President of the
       Company and the Bank
       since January 1, 2001;
       Senior Vice of the
       Company since 1993;
       Senior Vice President
       President and Mortgage
       Officer of the Bank
       since 1987.

    Robert Wann               46      --         --       295,179 (5)(6)   1.02
       Executive Vice
       President,
       Comptroller, and
       Chief Financial
       Officer of the
       Company and the
       Bank since
       January 1, 2001;
       Senior Vice President
       of the Company
       since 1993; Senior
       Vice President and
       Comptroller of
       the Bank since 1992.

    Russ DiBenedetto          58      --         --       301,633 (5)(6)    1.04
       Senior Vice
       President of the
       Company; Senior Vice
       President and
       Auditor of the
       Bank since 1991.

    Mark A. Ricca             43      --         --        34,033 (5)(6)   0.12
       Senior Vice
       President,
       Administration, of
       the Company and the
       Bank since January
       1, 2001. Previously
       was Senior Vice
       President;
       Residential and
       Consumer Lending and
       Secretary of Haven
       Bancorp, Inc. and
       CFS Bank.

    All directors and                                  3,991,445 (7)     13.76%
      executive officers as
      a group (16) persons

----------
(1)   Includes years of service as a trustee or director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) Includes 27,113; 13,293; 28,638; and 15,000 shares underlying options granted to Messrs. Froebel, Miller, Johnson, and O'Neill, respectively, under the Company's 1993 Stock Option Plan for Outside Directors ("Directors' Option Plan"), all of which are currently exercisable. Includes 20,616 shares underlying options granted to each of Messrs. Johnson, Blake, Kupferberg, Froebel, and Ciampa, respectively, under the Company's 1997 Stock Option Plan, all of which are currently exercisable. Also includes 24,247 and 46,594 shares underlying options granted to Messrs. Miller and O'Neill under the Company's 1997 Stock Option Plan, and 27,666 shares underlying options granted to Mr. Levine under the Haven Bancorp, Inc. 1996 Stock Incentive Plan (the "Haven Plan"), all of which are currently exercisable. Excludes 33,384 shares underlying options granted to each of Messrs. Johnson, Blake, Kupferberg, Froebel, and Ciampa under the Company's 1997 Stock Option Plan which become exercisable on July 18, 2001. Excludes 29,753; 7,406; 27,000; and 27,000 shares underlying options granted to Messrs. Miller, O'Neill, Hartman and Levine under the Company's 1997 Stock Option Plan which become exercisable July 18, 2001. Also excludes 27,000 shares underlying options granted to Mr. Sprotte under the Company's 1997 Stock Option Plan which become exercisable on August 27, 2001.
(4) Includes 18,679 shares owned by the spouse of Mr. Blake for which the director disclaimed beneficial ownership. Also includes 152,911 shares owned by the spouse of Mr. Kupferberg for which the director claimed beneficial ownership. Also includes 11,775 and 27,315 shares wherein Mr. Ciampa is co-trustee, with his spouse, of trusts for his children and of the Dominick and Rose Ciampa Foundation, respectively.
(5)   Includes 121,117; 51,539; 51,539; 51,539; and 51,539 shares underlying options granted to Messrs. Ficalora, Lincks, O'Donovan, Wann, and DiBenedetto, respectively, under the Company's 1997 Stock Option Plan, all of which are currently exercisable. Also includes 24,240 shares underlying options granted to Mr. Ricca under the Haven Plan, all of which are currently exercisable. Excludes 196,133; 83,461; 83,461; 83,461; and 83,461 shares underlying options granted to Messrs. Ficalora, Lincks, O'Donovan, Wann, and DiBenedetto under the Company's 1997 Stock Option Plan which become exercisable on July 18, 2001. Also excludes 15,000 shares underlying options granted to Mr. Ricca under the Haven Plan which vest at a rate of 33-1/3% per year commencing on January 18, 2002.
(6)   Includes 54,271; 58,838; 55,784; 54,720; and 54,033 shares allocated under the ESOP to the accounts of Messrs. Ficalora, Lincks, O'Donovan, Wann, and DiBenedetto, respectively. Includes 62,385; 34,714; 20,840; 19,173; and 52,104 shares purchased by the trustee of the Incentive Savings Plan of the Bank for the accounts of Messrs. Ficalora, Lincks, O'Donovan, Wann, and DiBenedetto, respectively. Includes 2,080; 2,254; and 1,126 shares held by Mr. Ricca in the Haven Plan, the CFS Bank Employee 401(k) Thrift Incentive Plan, and the Columbia Federal Savings Bank ESOP, respectively. Also includes 120,912; 45,052; 35,800; 30,172; and 26,755 shares allocated under the Bank's Supplemental Benefits Plan ("SBP") to the accounts of Messrs. Ficalora, Lincks, O'Donovan, Wann and DiBenedetto, respectively.
(7) Includes 69,044 shares underlying options granted to directors under the Directors' Option Plan, all of which are currently exercisable. Includes 507,578 shares underlying options granted to directors and executive officers under the Company's 1997 Stock Option Plan. Also includes 277,646; 189,216; and 258,691 shares accumulated for the benefit of executive officers in the aggregate under the ESOP, Incentive Savings Plan, and the SBP, respectively. Also includes 2,080 shares and 51,906 shares underlying options under the Haven Plan, and 2,254 and 1,126 shares accumulated for the benefit of an executive officer under the CFS Bank Employee 401(k) Thrift Incentive Plan and the Columbia Federal Savings Bank ESOP, respectively. Excludes 769,672; and 27,000 shares underlying options granted to directors and executives under the Company's 1997 Stock Option Plan which become exercisable on July 18, 2001 and August 27, 2001, respectively. Also excludes 15,000 shares underlying options granted to an executive under the Haven Plan which vest at a rate of 33-1/3% per year commencing on January 18, 2002.

Meetings of the Board of Directors and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through its meetings and through activities of its committees. The Board of Directors of the Company meets periodically. During 2000, the Board of Directors of the Company held thirteen (13) meetings. Each director of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such director served during fiscal year 2000. The Board of Directors of the Company also maintains committees, the nature and composition of which are described below:

      Audit Committee. The Audit Committee of the Company consists of Messrs. Kupferberg (Chairman), Froebel, Miller, and O'Neill, all of whom are outside directors. This committee meets with the Company's and Bank's internal auditor to review the summary of internal audits of the Company's and Bank's quarterly results. The Audit Committee met two (2) times in 2000.

      Nominating Committee. The Company's Nominating Committee for the 2001 Annual Meeting consisted of Messrs. Blake (Chairman), Johnson, Kupferberg, Froebel, Miller, and Ficalora. The committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Additional Information - Notice of Business to Be Conducted at an Annual Meeting." The Nominating Committee met on January 23, 2001.

      Compensation Committee. The Compensation Committee of the Company consists of Messrs. Blake (Chairman), Johnson, and Kupferberg. This committee meets to establish compensation for the executive officers and to review the incentive compensation programs when necessary. The Compensation Committee met four (4) times in 2000.

      Strategic Planning Committee. The Strategic Planning Committee of the Company consists of Messrs. Blake (Chairman), Johnson, Kupferberg, Froebel, Miller, and Ficalora. The committee meets to review strategic initiatives of the Company and the Bank. The Strategic Planning Committee did not meet in 2000.

Directors' Compensation

      Directors' Fees. Directors of the Company do not receive any fees or retainers for serving on the Company's Board of Directors. Outside directors of the Bank receive an annual retainer of $15,000 and a fee of $500 per Board meeting attended. Outside directors of the Bank also receive an annual retainer for committee service ranging from $1,000 to $8,000, depending upon the committee, and receive fees ranging from $250 to $500 for each committee meeting attended.

      Directors' Deferred Fee Plan. The Bank maintains the 1993 Directors' Deferred Fee Stock Unit Plan (the "Directors' Deferred Fee Plan"). This plan provides an opportunity for the members of the Board of Directors of the Bank who were active in such capacity on the effective date of the Plan to defer receipt of fees otherwise currently payable to them, in exchange for the receipt (at the time they cease to serve as Directors) of a benefit based on the value of the common stock of the Company, and provides the Bank with the use of the funds for business activities. The deferral of fees under the Plan applies to all fees received by directors: regular meeting fees, special meeting fees, and committee fees.

      Outside Directors' Consultation and Retirement Plan. The Bank maintains the Outside Directors' Consultation and Retirement Plan (the "Consultation Plan") to provide benefits to outside directors and to ensure their continued service and assistance in the conduct of the Bank's business in the future. Under the Consultation Plan, a director who is not currently an officer or employee of the Bank and has served as a director for at least ten years (with credit given for prior service as a trustee of the Bank), has attained the age of 65, and agrees to provide continuing consulting services to the Bank, will be eligible upon retirement to receive an annual benefit equal to the average of the director's annual retainer and meeting fees over the 36-month period preceding the director's termination date, for a period equal to the lesser of the number of months such director agrees to provide consulting services after retirement, or ten years. The Consultation Plan is unfunded.

      Life Insurance Benefit for Outside Directors. The Company provides life insurance for outside directors of the Bank and the Company. The premiums paid by the Company for this insurance coverage for each outside director during 2000 amounted to $3,132. Such premiums are tax deductible by the Company, assuming certain requirements are met.

      Directors' Option Plans. Directors also participate in the Company's 1993 Stock Option Plan for Outside Directors and the Company's 1997 Stock Option Plan.

      During 2000, under the Company's 1997 Stock Option Plan, Messrs. Johnson, Blake, Kupferberg, Froebel, Miller, Ciampa, and O'Neill were each granted non-statutory stock options (each with a reload feature) to purchase 27,000 shares at an exercise price of $20.06. The options became exercisable on January 18, 2001. Mr. O'Neill was also granted non-statutory stock options (each with a reload feature) to purchase 9,655 shares, at an exercise price of $24.06. Pursuant to the Annual Stock Appreciation Program feature within the plan (the "ASAP"), options generally may be exercised starting on January 18, 2001 and on each succeeding date immediately following the January Board meeting (the "Automatic Exercise Date") thereafter until the Plan expires (for further discussion, see "Executive Compensation - 1997 Stock Option Plan"). The ASAP requires each participant to make an investment in the Company by contributing to the ASAP currently owned shares. Option exercises occur automatically when the Fair Market Value on the Automatic Exercise Date exceeds by 5% or more the exercise price of the lowest priced option held by an optionee under the ASAP.

Executive Compensation

      The following report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and other executive officers of the Company. The disclosure requirements for the chief executive officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. The Compensation Committee of the Company (the "Compensation Committee") consists only of disinterested outside directors. The members of the Compensation Committee also serve on the Salary and Personnel Committee of the Bank. In fulfillment of the SEC requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

      The Compensation Committee is responsible for conducting periodic reviews of the executive compensation of senior executives, including the Chief Executive Officer ("CEO"). The Compensation Committee determines salary levels for senior executives and other officers and amounts of cash bonuses to be distributed to those individuals, if and as appropriate. Grants of stock options and restricted stock awards to senior management and key employees, under certain of the Bank's and the Company's stock-based compensation plans, are also determined by the Compensation Committee.

      This report is submitted by the Compensation Committee and the Board of Directors of the Company to summarize their involvement in the compensation decisions and policies adopted by the Bank and the Company for executive officers generally, and for the CEO, Joseph R. Ficalora, in particular, during 2000.

      General Policy. The executive compensation practices of the Company and the Bank are designed to reward, and provide an incentive for, executives based on the achievement of corporate and individual goals. Compensation levels for executives are established after considering measures including, but not limited to, financial performance and labor market conditions. Furthermore, qualitative factors such as commitment, leadership, teamwork, and community involvement are considered in compensation deliberations. The Compensation Committee engaged the Performance and Compensation Management Group of KPMG LLP, to assist in the implementation of its Executive Compensation Plan. In its deliberations during 2000, the committee used these resources and publicly available information. The Compensation Committee has complete access to all necessary personnel records, financial reports, and other data.

      Components of Compensation. In evaluating executive compensation, the Compensation Committee concentrates on three fundamental components: salary, annual bonus, and long-term incentive compensation.

      Salary levels for senior executives and other officers are reviewed by the Compensation Committee on an annual basis. Salary levels reflect an individual's responsibilities and experience and the Compensation Committee's view of competitive marketplace conditions.

      In the past, bonuses have been used to provide cash distributions to executives, depending upon a variety of factors relating to Company and Bank performance and individual performance. Although the Compensation Committee decisions are discretionary and no specific goals were set, the general factors that were used to determine bonuses were the individual's contribution to the Bank's success since the executive's last evaluation and the demonstrated capacity to adapt to meet future needs of the Bank. No particular weightings of these factors were used to calculate bonuses. However, the Bank has implemented a goal-based annual incentive plan for its most senior executives, which is based on a full year's performance. In preparation of the plan, data was collected on ten publicly traded banks operating in the New York metropolitan area. The compensation paid to the executive officers and the financial performance of each bank comprising the peer group were utilized in crafting the Bank's plan. This peer group comprises local institutions which are included in the peer group used in the stock performance graph. The financial performance measures of the Bank were within the top 10 percentile of its peers in return on average assets, interest rate spread and net interest margin, total non-performing loans, net charge-offs to average loans, and efficiency ratio.

      The third component of the executive compensation strategy of the Company and the Bank is its long-term incentive compensation program, under which executives receive stock options which offer them the possibility of future gains, depending on the executive's continued employment by the Company or the Bank and the long-term price appreciation of the Company's Common Stock. In the view of the Compensation Committee, a portion of the total compensation of senior executives over a period of years should consist of such long-term incentive awards. The awards under these plans were granted in connection with the conversion, which occurred in November 1993. Awards under these plans consisted of both stock options and restricted stock. In addition, options were granted to executive officers under the New York Community Bancorp, Inc. 1997 Stock Option Plan. All stock options were granted with exercise prices equal to the fair market value on the date of grant. The specific factors considered in determining eligibility and the number of shares to be granted, which were weighted equally, were the executive's position and responsibilities, contributions to the strategic goals of the Bank, and the capacity to adjust to new and more demanding challenges.

      Committee Review of Executive Compensation. In making its recommendations and determinations at year-end 2000 regarding executive compensation, the Compensation Committee was influenced by numerous positive considerations. The principal factor underlying the Compensation Committee's decisions was the significant role of management and, in particular, key members of the senior management team, in the Bank's financial performance. Additionally, other accomplishments included management's ability to adapt to the demands of public life and convey to the public markets the Company's message in a timely and effective manner. Still other accomplishments, not measurable in quantitative form but of equal importance to the Company and the Bank, included improvements in strategic direction, strengthened internal controls, and regulatory compliance.

      Based upon the performance factors for 2000, executive officers were eligible for the highest level of bonus under the Executive Management Bonus Plan. In addition, the Committee and the Board considered the substantial effort required to successfully execute the acquisition of Haven Bancorp, Inc. It was determined that only salary adjustments to bring in line compensation and responsibility on an integrated basis would be made. Therefore, only the senior mortgage officer and CFO who were both promoted to Executive Vice Presidents had salary adjustments. Consistent with the continued emphasis on stock-based compensation, all executive officers were granted options on July 18, 2000 to match their existing participation in the Company's 1997 Stock Option Plan.

      Compensation of Chief Executive Officer. In assessing appropriate types and amounts of compensation for the CEO, the Board evaluates both corporate and individual performance. Corporate factors included in such items are: return on average assets, the level of the efficiency ratio, and the market performance of the Common Stock. Individual factors include the CEO's initiation and implementation of successful business strategies, maintenance of an effective management team, and various personal qualities, including leadership, commitment, and professional and community standing. In particular, the CEO's success in negotiating the acquisition and subsequent integration of Haven Bancorp, Inc. was given more weight.

      After reviewing the Company's 2000 results in the context of comparison to corporate and individual peers, as well as his individual contributions, the Compensation Committee concluded that the CEO, Joseph R. Ficalora, performed with skill and diligence during 2000. The year was marked by solid financial performance and Mr. Ficalora deserves a large measure of the credit for this accomplishment. He assumed personal responsibility for an array of ambitious operating strategies which were adopted and successfully pursued. Finally, the Compensation Committee believes that Mr. Ficalora has been personally responsible for the ongoing success of the Bank and has set the stage for the continued success of the Bank and the Company.

      Consistent with other executive management, Mr. Ficalora was eligible to receive the highest bonus under the Company's Executive Management Bonus Plan and an adjustment to compensation due to the integration of executive management. Therefore, Mr. Ficalora felt that the value of stock options granted in the year was an appropriate means of aligning his interests with management and shareholders, therefore no bonus or salary adjustment was made.

      Conclusion. The Compensation Committee believes that the significant achievements of the Company and management can best be recognized by alignment with shareholders' interests and the ultimate performance of the Company's stock. The Committee anticipates that replenishment to the 1997 Stock Option Plan is the most effective means of achieving long-term strategic goals.


                       Compensation Committee of the Bank

                           Donald M. Blake (Chairman)
                               Harold E. Johnson
                               Max L. Kupferberg

      Stock Performance Graph. The following graph provides a comparison of total shareholder return on the Common Stock since December 31, 1995, with the cumulative total return of both a broad-market index and a peer group index. The broad-market index chosen was the Nasdaq Stock Market and the peer group index chosen was the Media General Industry Group, which is comprised of savings institutions. The data was provided by Media General Financial Services.

                     Comparison of Cumulative Total Returns

                        New York Community Bancorp, Inc.

                      December 31, 1995 - December 31, 2000

                              [LINE GRAPH OMITTED]

                     ASSUMES $100 INVESTED ON JAN. 01, 1996
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2000


------------------------------------------------------------------------------
                      12/31/95  12/31/96  12/31/97  12/31/98 12/31/99 12/31/00
                      --------  --------  --------  -------- -------- --------
New York Community
   Bancorp, Inc.       100.00    163.47    320.75    361.40   339.99   481.01
MG Group Index         100.00    130.51    219.43    192.36   154.64   250.67
Nasdaq Market Index    100.00    124.27    152.00    214.39   378.12   237.66
------------------------------------------------------------------------------

      Summary Compensation Table. The following table shows, for the years ending December 31, 2000, 1999, and 1998, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the chief executive officer and the four highest paid executive officers of the Company and the Bank who received salary and bonus in excess of $100,000 in fiscal year 2000 ("Named Executive Officers"). The Company does not pay any cash compensation to Named Executive Officers of the Company.

                             Annual Compensation          Long Term Compensation
                         ----------------------------------------------------------
                                                             Awards       Payouts
                                                   --------------------------------
                                            Other     Restricted Securities
                                            Annual       Stock   Underlying   LTIP     All Other
Name and Principal        Salary   Bonus Compensation    Awards Options/SARs Payouts Compensation
      Office       Year   ($)(1)    ($)     ($)(2)         ($)     (#)(3)      (4)      ($)(5)
-----------------------------------------------------------------------------------------------

Joseph R. Ficalora 2000  $615,000   -0-       --           --     158,625     None    $669,806
 Chairman of the   1999   600,000   -0-       --           --     158,625     None      40,064
 Board, President, 1998   510,000   -0-       --           --     158,625     None     715,934
 and Chief
 Executive Officer

Michael J. Lincks  2000   310,500   -0-       --           --      67,500     None     669,806
 Executive Vice    1999   303,000   -0-       --           --      67,500     None      40,064
 President and     1998   280,500   -0-       --           --      67,500     None     375,237
 Corporate
 Secretary

James J. O'Donovan 2000   269,000   -0-       --           --      67,500     None     669,806
  Executive Vice   1999   262,500   -0-       --           --      67,500     None      40,064
  President        1998   243,000   -0-       --           --      67,500     None     355,364

Robert Wann        2000   225,500   -0-       --           --      67,500     None     669,806
  Executive Vice   1999   220,000   -0-       --           --      67,500     None      40,064
  President,       1998   204,000   -0-       --           --      67,500     None     332,992
  Comptroller, and
  Chief Financial
  Officer

Russ DiBenedetto   2000   186,500   -0-       --           --      67,500     None     669,806
  Senior Vice      1999   182,000   -0-       --           --      67,500     None      40,064
  President        1998   168,500   -0-       --           --      62,955     None     314,696

----------
(1)   Salary includes deferred compensation.
(2) There were no (a) perquisites over the lesser of $50,000 or 10% of any of the Named Executive Officer's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation;
      (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Represents options granted under the 1997 Stock Option Plan as adjusted for a 3-for-2 stock split in 1998.
(4) For the years 2000, 1999, and 1998, the Bank had no long-term incentive plans in existence and therefore made no payouts or awards under such plans.
(5) Includes allocations under the ESOP for 2000 of 18,226 shares each to Messrs. Ficalora, Lincks, O'Donovan, Wann, and DiBenedetto, respectively, which each had market values of $669,806 at December 31, 2000.

      Employment Agreements. The Bank and the Company maintain employment agreements with Messrs. Ficalora, Lincks, O'Donovan, Wann, and DiBenedetto (the "Executives"). The employment agreements are intended to ensure that the Bank and Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these executive officers.

      The Bank's and the Company's employment agreements (collectively, the "Employment Agreements") are substantially similar. The Employment Agreements provide for initial three-year terms. Each contract provides for daily extensions such that the term of the contract will always be three years unless written notice is provided by either party, but, in no event, may the term of the agreement extend beyond the last day of the month in which the Executive attains the age of 65. The Employment Agreements provide for a base salary which will be reviewed annually. In addition to base salary, the employment agreements provide for, among other things, disability pay, participation in stock benefit plans, and other benefits applicable to executive personnel. The Employment Agreements do not preclude termination of the Executive by the Bank or the Company for cause at any time. In the event that the Bank or the Company chooses to terminate the executive's employment for reasons other than for cause or disability, or in the event of the executive's resignation from the Bank and the Company upon (i) failure to re-elect the executive to his current offices or, if applicable, re-nominate the executive for election to the Board, (ii) a material change in the executive's functions, duties, responsibilities, benefits or perquisites, or relocation of his principal place of employment, (iii) liquidation or dissolution of the Bank or the Company, or (iv) a material breach of the Employment Agreement by the Bank or the Company, the Executive (or in the event of death following such termination, his beneficiary) would be entitled to severance pay in an amount equal to the remaining salary payments under the Employment Agreement, and other cash compensation and benefits during the remaining term of the agreement.

      If the Executive is terminated for reasons other than cause following a change in control as defined in the Employment Agreement of the Bank or the Company, or if the Executive terminates his employment upon a change in control following his demotion, loss of title, office, or significant authority, a reduction in his compensation or a relocation of his principal place of employment, the Executive (or in the event of death following such termination, his beneficiary) would be entitled to a payment equal to the greater of (i) the payments due under the remaining term of the agreement or (ii) three times his average annual compensation over the three years preceding his termination of employment. In addition, the Executive would be entitled to continued life, health, dental, and disability coverage for the thirty-six month period following his termination upon a change in control. In the event that payments made to the Executive upon a change in control would result in an "excess parachute payment" as defined under Section 280G of the Code, an excise tax would be imposed on the Executive and the Company would be denied a deduction for such excess. The Employment Agreements provide that the Company would indemnify the Executive for any such excise taxes and any additional income, employment, and excise taxes imposed as a result of such indemnification. Payments to the Executives under the Bank's agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

                     Options/SAR Grants in Last Fiscal Year
                     --------------------------------------

                                             Percent of
                              Numbers of        Total                              Potential Realizable Value
                              Securities       Options                                at Assumed Annual Rate
                              Underlying       Granted                             of Stock Price Appreciation
                               Options        in Fiscal    Exercise    Expiration       for Option Term (2)
             Name              Granted         Year(1)       Price        Date          5%             10%
     ---------------------- ------------     ----------    ----------  ----------- -------------- --------------

     Joseph R. Ficalora         158,625         20.40%       $20.06     7/18/10       $2,000,579     $5,070,290
     Michael J. Lincks           67,500          8.68         20.06     7/18/10          851,310      2,157,570
     James J. O'Donovan          67,500          8.68         20.06     7/18/10          851,310      2,157,570
     Robert Wann                 67,500          8.68         20.06     7/18/10          851,310      2,157,570
     Russ DiBenedetto            67,500          8.68         20.06     7/18/10          851,310      2,157,570

----------
(1) In addition to option grants reflected in the table, 349,000 options were awarded to employees and non-employee directors of the Company during the last fiscal year. Accordingly, grants to the named executive officers represented 55.12% of all option grants.
(2) The amounts shown represent certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be realized.

The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the executive officers as of December 31, 2000. Also reported are the values for "in-the-money" options representing the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. During 2000, 220,000 and 40,488 options were exercised by Messrs. Ficalora and DiBenedetto, respectively.

                         Fiscal Year-end Option Values
                         -----------------------------

                         Number of Securities Underlying     Value of Securities Underlying
                                   Unexercised                  Unexercised In-the-Money
                           Options at December 31, 2000       Options at December 31,2000

                            Exercisable/Unexercisable          Exercisable/Unexercisable
   Name                               (#)(1)                             ($)(2)
   ----                  -------------------------------     ------------------------------
   Joseph R. Ficalora          158,625 / 158,625                $1,016,786 / $2,647,451
   Michael J. Lincks            67,500 /  67,500                   432,675 /  1,126,575
   James J. O'Donovan           67,500 /  67,500                   432,675 /  1,126,575
   Robert Wann                  67,500 /  67,500                   432,675 /  1,126,575
   Russ DiBenedetto             67,500 /  67,500                   432,675 /  1,126,575

----------
(1)   Includes 158,625; 67,500; 67,500; 67,500; and 67,500 shares underlying options granted to Messrs. Ficalora, Lincks, O'Donovan, Wann, and DiBenedetto, respectively, under the Company's 1997 Stock Option Plan at an exercise price of $20.06 per share, which became exercisable on January 18, 2001.
(2) Market value of underlying securities on December 31, 2000 ($36.75) minus the exercise or base prices of $30.34 and $20.06 per share, respectively.

      Retirement Plan. The Bank maintains the Queens County Savings Bank Retirement Plan ("Retirement Plan"), a non-contributory qualified defined benefit plan, and the SBP, an unfunded non-qualified pension plan. The accrual of benefits under the Retirement Plan and the SBP were frozen as of September 30, 1999. The following table indicates the annual retirement benefit that would be payable under the plans upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. The benefits listed in the retirement benefit table are not subject to any Social Security or other offset amounts.

                                 Years of Benefit Service at
                                    Normal Retirement Age
             -------------------------------------------------------------------
   Final
  Average
  Salary(1)      10        15         20          25          30          40
  ---------  ---------  ---------  ---------   ---------   ---------  ---------

  $100,000   $20,000    $30,000     $40,000     $50,000     $60,000   $ 70,000
   150,000    30,000     45,000      60,000      75,000      90,000    105,000
   200,000    40,000     60,000      80,000     100,000     120,000    140,000
   250,000    50,000     75,000     100,000     125,000     150,000    175,000
   300,000    60,000     90,000     120,000     150,000     180,000    210,000
   400,000    80,000    120,000     160,000     200,000     240,000    280,000
   500,000   100,000    150,000     200,000     250,000     300,000    350,000
   600,000   120,000    180,000     240,000     300,000     360,000    420,000
   625,000   125,000    187,500     250,000     312,500     375,000    437,500

----------
(1) The covered salary under the Retirement Plan and the SBP is the amount shown in the column entitled "Salary" in the summary compensation table and does not include amounts shown in the column entitled "Bonus" in such table.

The following table sets forth the years of benefit and credited service as of December 31, 2000 for each executive officer.

                                           Benefit     Credited
                                           Service     Service
                                           -------     -------
           Joseph R. Ficalora..........       34          35
           Michael J. Lincks...........        7           8
           James J. O'Donovan..........       13          14
           Robert Wann.................       17          18
           Russ DiBenedetto............       12          13

      Supplemental Benefits Plan. For the year ended December 31, 2000, supplemental retirement benefits of $83,885 were accrued for all eligible employees. The SBP provides employees who are subject to the limitations imposed by the Internal Revenue Code with supplemental benefits to replace, in part, benefits which, but for the limitations, would otherwise be due or available to them.

Transactions with Certain Related Persons

      The Bank does not make loans to its executive officers or directors. In connection with the merger of the Company and Haven Bancorp, Inc., the Company assumed loans which were made by Haven to its executive officers and directors and an executive officer of the Company. As a result, as of December 31, 2000, the Company, through the Bank, had $14.0 million of loans outstanding to its executive officers, directors, and their immediate family members, all of which were made in the ordinary course of business, were made on substantially the same terms as those prevailing at the time for comparable transactions and do not involve more than a normal risk of collectibility or present other unfavorable terms. Loans made to other officers and employees are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or other unfavorable features. The Bank provides loans to its officers and employees to purchase or refinance personal residences as well as consumer loans. The Bank provides loans for non-executive officers and employees at the Bank at reduced loan service charges.

                     PROPOSAL 2. AMENDMENT OF THE COMPANY'S
                             1997 STOCK OPTION PLAN

      The Company's shareholders are being asked to approve an amendment to the Company's 1997 Stock Option Plan (the "Plan") to increase the number of shares of Company Common Stock that may be issued under the Plan from 2,856,250 (as adjusted under the terms of the Plan to reflect stock dividends subsequent to the effective date of the Plan) to 4,356,250, representing an increase of 1,500,000 shares. The amendment was adopted by the Company's Board of Directors on February 27, 2001, subject to shareholder approval. As of the Record Date, there are no shares available under the Plan for the grant of options nor for the grant of reload options in connection with the exercise of options previously granted under the Plan in connection with the Company's Annual Stock Appreciation Program (the "ASAP"), as described in greater detail below. The Company believes that an adequate reserve of shares available for issuance under the Plan is necessary to enable the Company to compete effectively with other financial institutions to attract and retain key personnel and to secure the services of experienced and qualified persons as directors.

      The Company anticipates that, following the receipt of shareholder approval of the amendment to increase the number of shares available under the Plan, awards will be made to eligible directors, officers, and employees as part of the Company's overall compensation strategy. However, no specific determinations have been made regarding the persons eligible to receive awards, the size of awards, or the terms of awards.

Summary of the Plan

      The following summary discusses the general provisions of the Plan.

      Type of Stock Option Grants. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and Non-Qualified Stock Options ("NQSOs"), which do not satisfy the requirements for ISO treatment. The Plan administrative committee also has the authority to specify at the time of grant that an optionee shall be granted the right to a further option (a "reload option") in the event such optionee exercises all or part of an option, including a previously granted reload option (an "original option"), by surrendering in accordance with the Plan, previously owned shares of Common Stock in full payment of the option price under the original option. Each reload option granted on the date of exercise of the original option covers a number of shares of Common Stock not exceeding the whole number of shares of Common Stock surrendered in payment of the exercise price under the original options, has an exercise price equal to the fair market value of the Common Stock on the date of grant of the reload option, expires on the stated expiration date of the original option, and is subject to such other terms and conditions as the Plan may dictate or the Plan committee may determine.

      Administration. The Plan is administered by a committee of the Company's Board of Directors. Subject to the terms of the Plan and resolutions of the Board, the committee interprets the Plan and is authorized to make all determinations and decisions thereunder. The committee also determines the participants to whom stock options will be granted, the type and amount of stock options that will be granted, and the terms and conditions applicable to such grants.

      Participants. All directors, officers, and employees of the Company and its subsidiaries are eligible to participate in the Plan.

      Number of Shares of Common Stock Available. As noted above, the Plan previously reserved 2,181,250 shares of Common Stock (reflecting adjustments for stock dividends subsequent to the effective date of the Plan) for issuance under the Plan in connection with the exercise of options. Subject to shareholder approval of Proposal 2, the number of shares of Common Stock available for issuance under the Plan will be increased by 1,500,000. In addition, the Plan previously authorized the issuance of 675,000 shares of Common Stock, subject to certain adjustments, solely in connection with the grant of reload options. The Plan provides that the number of shares available for the grant of reload options will increase annually by one percent of the Company's outstanding shares. There are currently no shares reserved specifically for the issuance of reload options. Shares of Common Stock to be issued under the Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Plan.

      Terms of Stock Option Grants. The exercise price of each ISO or NQSO will not be less than the fair market value of the Common Stock on the date the ISO or NQSO is granted. The aggregate fair market value of the shares for which ISOs granted to any employee under the Plan or any other stock plans of the Company may be exercisable for the first time by such employee during any calendar year (under all stock plans of the Company and its subsidiaries) may not exceed $100,000.

      Options may be exercised in whole or in part. The exercise price of an option may be paid in Common Stock, by the surrender of all or part of the option being exercised, in cash, or a cash equivalent acceptable to the Company.

      Prior option grants under the Plan to officers and directors of the Company were made in connection with the Company's ASAP program, which was intended to promote an increase in the equity interest of such persons through systematic option exercises and the retention of such acquired shares. The ASAP requires each participant to make available sufficient previously owned shares to facilitate an automatic exercise of previously awarded options when the fair market value of the Common Stock exceeds certain threshold levels. Each option grant under the ASAP includes a reload option to restore the participant to the same overall level of interest in the Company following the automatic exercise of options that are included in the ASAP.

      Under the Plan, the Board may permit participants to transfer NQSO's to eligible transferees (as such eligibility is determined by the Board). Each option may be exercised during the holder's lifetime, and after death only by the holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Board determines or as may be specified in the Plan.

      Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Board or specified in the Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Board may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

      Effect of a Change in Control. In the event of a change in control (as defined in the Plan) of the Company or the Bank, each outstanding stock option grant will become fully vested and immediately exercisable.

      Term of the Plan. The Plan was effective on February 18, 1997. The Plan will expire on December 31, 2006, unless terminated sooner by the Board.

      Amendment of the Plan. The Board may generally amend or terminate the Plan at any time. However, no amendment to the Plan may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to options, (ii) materially increases the benefits to participants under the Plan, or (iii) materially changes the class of employees eligible to become participants.

      Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      There are generally no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or an NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is included in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

      On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes (if necessary) in respect of the exercise. This disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

Required Vote

      The favorable vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting in person or by proxy is required to approve the amendment to the Plan.

      Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR amendment of the Company's 1997 Stock Option Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE COMPANY'S 1997 STOCK OPTION PLAN.

              PROPOSAL 3. TO APPROVE AN AMENDMENT TO THE COMPANY'S
               CERTIFICATE OF INCORPORATION INCREASING THE NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK

      The Board of Directors unanimously approved, declared advisable, and recommends to the shareholders an amendment to the Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 60,000,000 to 150,000,000. The Board of Directors believes that this proposal is in the best interests of the Company and its shareholders and recommends a vote FOR the proposed amendment.

ARTICLE FOURTH, Section A of the Certificate of Incorporation states:

      "The total number of shares of stock of all classes which the Corporation shall have authority to issue is Sixty-Five Million (65,000,000) consisting of:

      five million (5,000,000) shares of Preferred Stock, par value one cent ($0.01) per share (the "Preferred Stock"); and
      sixty million (60,000,000 shares of Common Stock, par value one cent ($0.01) per share (the "Common Stock")."

      The proposed amendment would change Article FOURTH, Section A of the Certificate of Incorporation to increase the total number of authorized shares of all classes of stock to One Hundred Fifty-Five million (155,000,000) and to provide that One Hundred Fifty million (150,000,000) of such shares shall be shares of Common Stock. The par value of the Common Stock and Preferred Stock will remain $0.01 per share. The proposed amendment is subject to the approval of the Company's shareholders.

Purpose of Amendment

      The Certificate of Incorporation currently authorizes the issuance of up to 60,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the Record Date, March 23, 2001, the Company had 28,971,798 shares of Common Stock outstanding, 1,998,862 shares of Common Stock held in Treasury, and 2,036,079 shares of Common Stock reserved for issuance to directors and employees under various compensation and benefits plans, with the remaining 26,993,261 shares being authorized, unissued, and unreserved shares available for other corporate purposes. There were no shares of Preferred Stock outstanding as of the Record Date. While the Company currently does not have any plans to issue or reserve additional Common Stock (other than pursuant to various compensation and benefit plans), the Board of Directors considers the proposed increase in the number of authorized shares desirable as it would give the Board the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, financing, employee benefits, and for other general corporate purposes. Without an increase in the number of authorized shares of Common Stock, the number of available shares for issuance may be insufficient to consummate one or more of the above transactions.

      Approving an increase in the number of authorized shares at this time would enable the Company to take advantage of market conditions and favorable opportunities at the time one of the transactions described above occurs, without the expense and delay incidental to obtaining shareholder approval of an amendment to the Certificate of Incorporation increasing the number of authorized shares, except as may be required by applicable law for a particular issuance. As a result, the Board is proposing an amendment of the Certificate of Incorporation to increase the number of shares of Common Stock from 60,000,000 to 150,000,000, which would increase the authorized, unissued, and unreserved shares of Common Stock available for issuance from 26,993,261 to 116,993,261 shares. Authorized unissued and unreserved Common Stock may be issued from time to time for any proper purpose without further action of the shareholders, except as may be required by the Certificate of Incorporation, applicable law, or the listing requirements for the Nasdaq, on which the Common Stock is listed.

      Each share of Common Stock authorized for issuance has the same rights and is identical in all respects with each other share of Common Stock. The newly authorized shares of Common Stock will not affect the rights, such as voting and liquidation rights, of the shares of Common Stock currently outstanding. Shareholders will not have preemptive rights to purchase any subsequently issued shares of Common Stock. The Company currently has no plans to issue the newly authorized shares of Common Stock.

      The ability of the Board of Directors to issue additional shares of Common Stock without additional shareholder approval may be deemed to have an anti-takeover effect because unissued and unreserved shares of Common Stock could be issued by the Board of Directors in circumstances that may have the effect of deterring takeover bids, including the use of shares to implement the Company's shareholder rights plan. Because shareholders do not have preemptive rights under the Certificate of Incorporation, the rights of existing shareholders may (depending on the particular circumstances in which the additional shares of Common Stock are issued) be diluted by any such issuance. The Board of Directors does not intend to issue any additional shares of Common Stock except on terms that it deems to be in the best interests of the Company and its shareholders.

      Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR the approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 to 150,000,000.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE AN
                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
          INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                 PROPOSAL 4. RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December 31, 2000 were KPMG LLP. The Company's Board of Directors has reappointed KPMG LLP to continue as independent auditors of the Bank and the Company for the year ending December 31, 2001, subject to ratification of such appointment by the Company's shareholders.

      Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

      Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of KPMG LLP as the independent auditors of the Company.

Audit Fees

      The aggregate fees the Company paid to KPMG LLP for the annual audit and for the review of the Company's Forms 10-Q for the fiscal year 2000 totaled $293,500.

All Other Fees

      The aggregate fees the Company paid to KPMG LLP for all other non-audit services including fees for tax-related services during fiscal year 2000 totaled $596,000, all of which was related to the Company's acquisition of Haven Bancorp, Inc. The Company did not pay fees to KPMG LLP for Information Systems and Design during fiscal year 2000.

      The Audit Committee believes that the non-audit fees paid to KPMG LLP are compatible with maintaining KPMG LLP's independence.

                     AUDIT COMMITTEE REPORT TO SHAREHOLDERS

      The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of four (4) directors, each of whom is independent, as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

      Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      In connection with these responsibilities, the Audit Committee met with management and KPMG LLP, the independent auditing firm for the Company, to review and discuss the December 31, 2000 consolidated financial statements. The Audit Committee also discussed with KPMG LLP the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received the written disclosures and the letter from our independent accountants, KPMG LLP, required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees". Additionally, the Audit Committee has discussed with KPMG LLP the issue of its independence from the Company.

      Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                              THE AUDIT COMMITTEE

                            Max L. Kupferberg, Chair
                                Henry E. Froebel
                                Howard C. Miller
                               Richard H. O'Neill


      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

Shareholder Proposals

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Shareholders to be held in 2002, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than December 7, 2001. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

Notice of Business to be Conducted at an Annual Meeting

      The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an Annual Meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made.

      In order for notice of a shareholder proposal for consideration at the Company's 2002 Annual Meeting to be timely, the Company would have to receive such notice no later than February 7, 2002, assuming that the 2002 Annual Meeting is held on May 9, 2002 and that the Company provides at least 100 days notice or public disclosure of the date of the meeting. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder, and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Annual Meeting

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Meeting, it is the intention of the members of the proxy committee to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

      A copy of the Company's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2000, as filed with the United States Securities and Exchange Commission, will be furnished without charge to shareholders upon written request to New York Community Bancorp, Inc., Mrs. Ilene A. Angarola, First Vice President, Investor Relations, 615 Merrick Avenue, Westbury, New York 11590.

                                          By Order of the Board of Directors,


Westbury, New York                              Michael J. Lincks
April 6, 2001                                   Executive Vice President
                                                and Corporate Secretary

           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
           REQUESTED TO SIGN, DATE, COMPLETE, AND PROMPTLY RETURN THE
         ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   APPENDIX A

                                AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                        NEW YORK COMMUNITY BANCORP, INC.

                                    CHARTER

I.    PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by New York Community Bancorp, Inc. (the "Company") and its subsidiaries to any governmental body and the public; the systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the auditing (internal and external), of the accounting and financial reporting processes. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, all policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

            o Serve as an independent and objective party to monitor both the financial reporting process and the internal control system.

            o Review and appraise the audit efforts of both the independent accountants and the internal auditing department.

            o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.


II.   COMPOSITION

      The Audit Committee shall be comprised of three (3) or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

      The Committee shall meet periodically. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants to discuss any matters that the Committee or each of these groups believe should be discussed.


IV.   RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

      Document/Report Review

      1.    Review and update this Charter periodically, as conditions dictate.

      2. Review the organization's quarterly and annual financial statements and any reports or other financial information submitted to any governmental body, and the public, including any certification, report, opinion or review rendered by the independent accountants.

      3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

      4. Review all reports issued by the independent accountants to Company management.

      Independent Accountants

      5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountant's independence.

      6. Confer with the independent accountants and the internal auditors concerning the scope of their examination of the books and records of the Company and its subsidiaries; reviewing and approving the independent accountants' annual engagement letter; reviewing and approving the internal audit charter, annual audit plans and budgets; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

      7. Periodically consult with the independent accountants about internal controls and the completeness and accuracy of the organization's financial statements and the quality of its financial accounting.

      8. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

      Financial Reporting Processes

      9. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external, in order to ensure continued compliance with generally accepted auditing standards.

      10. Consider the independent accountants' judgments about the quality and appropriateness of the accounting principles as applied in its financial reporting.

      11. Consider and approve, if appropriate, major changes to the auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

      Processes Improvement

      12. Establish separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

      13. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      14. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

      15. Review with the independent accountants, the internal auditing department and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

      16. Review periodically the Company's Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

      17. Review management's monitoring of overall compliance with the Company's Ethical Code, and ensure that management has the proper review system in place to ensure that the financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

      18. Review activities, organization structure, and qualifications of the internal audit department.

      19. Review legal compliance matters including corporate securities trading policies with counsel.

      20. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

      21. Review correspondence from outside legal counsel, which is submitted to the independent auditors in connection with the audit process.

      22. Review the programs and policies designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts.

      23. Report through its Chairman to the entire Board of Directors following the meetings of the Audit Committee.

      24. Maintain minutes or other records of meetings and activities of the Audit Committee.

      25. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall consider whether the retention of independent counsel, accountants, or others would be appropriate to assist it in the conduct of investigation of specific matters of substantial concern. Unless approved or ratified by the full Board of Directors, retention of any third parties by the Audit Committee must be approved by unanimous vote of the members of the Audit Committee.

      26. Perform any other activities consistent with this Charter, the by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

      Charter Amendments

      27. This Charter may be amended by a vote of a majority of the members of the Audit Committee. Any amendment to this Charter is subject to ratification by the full Board of Directors.

Approved: June 13, 2000

                            VOTE AUTHORIZATION FORM

      I, the undersigned, understand that the aforementioned Trustees are the holders of record and custodians of all shares of New York Community Bancorp, Inc. (the "Company") common stock attributable to me under the benefit plans listed on the reverse of this page. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on May 9, 2001.


      Accordingly, you are to vote all shares attributable to me as follows:


      1. The election as directors of all nominees listed (except as marked to the contrary):

            Nominees: Henry E. Froebel, Howard C. Miller,
                      Msgr. Thomas J. Hartman, and John A. Pileski

                  FOR                       VOTE WITHHELD
                  ---                       -------------


                  --------------            ----------

      INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line provided below:

            __________________________________________________________________

      2. The amendment of the New York Community Bancorp, Inc. 1997 Stock Option Plan.

                  FOR                   AGAINST               ABSTAIN
                  ---                   -------               -------


                  --------------        ----------            -----------

      3. The approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock.

                  FOR                   AGAINST               ABSTAIN
                  ---                   -------               -------


                  --------------        ----------            -----------

      4. The ratification of the appointment of KPMG LLP as independent auditors of New York Community Bancorp, Inc. for the fiscal year ending December 31, 2001.

                  FOR                   AGAINST               ABSTAIN
                  ---                   -------               -------


                  --------------        ----------            -----------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.


The Trustee is hereby authorized to vote any shares attributable to me in their capacities as indicated. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals and FOR other matters as recommended by the Board of Directors.


--------------------------------                 ------------------------
Print your name on this line                     Your signature


--------------------------
Date


Please date, sign, and return this form in the envelope provided by no later than Tuesday, April 17, 2001 to: Ms. Victoria Kalligeros, Assistant Vice President, Human Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590.

                            NEW YORK COMMUNITY BANK
                               615 MERRICK AVENUE
                            WESTBURY, NEW YORK 11590

                                                                   April 6, 2001

Dear Executive Officer,

      As you know, in connection with the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. as the parent holding company for the Bank, and it's subsequent renaming to New York Community Bancorp, Inc. (the "Company") the following benefit plans were either amended or established as noted:

      1. The Bank's Incentive Savings Plan ("401(a) Plan") was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Trust Company.

      2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 2,946,800 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,699,056 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Trust Company.

      3. A Supplemental Benefit Plan was established. Shares are purchased to replace benefits not received due to limitations imposed by the Internal Revenue Code of 1986. The unrelated corporate trustee is First Bankers Trust Co.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 2000 Annual Report, a Proxy Statement dated April 6, 2001, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than April 17, 2001 to: Ms. Victoria Kalligeros, Assistant Vice President, Human Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                      Sincerely yours,


                                                      The Board of Directors

                            NEW YORK COMMUNITY BANK
                               615 MERRICK AVENUE
                            WESTBURY, NEW YORK 11590

                                                                   April 6, 2001

Dear Employee,

      As you know, in connection with the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. as the parent holding company for the Bank, and it's subsequent renaming to New York Community Bancorp, Inc. (the "Company") the following benefit plans were either amended or established as noted:

      1. The Bank's Incentive Savings Plan ("401(a) Plan") was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Trust Company.

      2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 2,946,800 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,699,056 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Trust Company.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 2000 Annual Report, a Proxy Statement dated April 6, 2001, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than April 17, 2001 to: Victoria Kalligeros, Assistant Vice President, Human Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                        Sincerely yours,


                                                        The Board of Directors

                            NEW YORK COMMUNITY BANK
                               615 MERRICK AVENUE
                            WESTBURY, NEW YORK 11590

                                                                   April 6, 2001

Dear Retiree,

      As you know, in connection with the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. as the parent holding company for the Bank, and it's subsequent renaming to New York Community Bancorp, Inc. (the "Company") the following benefit plans were either amended or established as noted:

      1. The Bank's Incentive Savings Plan ["401(a) Plan"] was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Trust Company.

      2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 2,946,800 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,699,056 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Trust Company.

As a participant in one or both of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 2000 Annual Report, a Proxy Statement dated April 6, 2001, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than April 17, 2001 to: Ms. Victoria Kalligeros, Assistant Vice President, Human Resources, New York Communtiy Bank, 615 Merrick Avenue, Westbury, New York, 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                      Sincerely yours,


                                                      The Board of Directors

                            NEW YORK COMMUNITY BANK
                               615 MERRICK AVENUE
                            WESTBURY, NEW YORK 11590

                                                                   April 6, 2001

Dear Former Employee with vested New York Community Bancorp, Inc. stock held in an Employee Benefit Plan,

      As you know, in connection with the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. as the parent holding company for the Bank, and it's subsequent renaming to New York Community Bancorp, Inc. (the "Company") the following benefit plans were either amended or established as noted:

      1. The Bank's Incentive Savings Plan ["401(a) Plan"] was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Trust Company.

      2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 2,946,800 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,699,056 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Trust Company.

As a participant in one or both of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 2000 Annual Report, a Proxy Statement dated April 6, 2001, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than April 17, 2001 to: Ms. Victoria Kalligeros, Assistant Vice President, Human Resources, New York Communtiy Bank, 615 Merrick Avenue, Westbury, New York, 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                       Sincerely yours,


                                                       The Board of Directors

                            NEW YORK COMMUNITY BANK
                               615 MERRICK AVENUE
                            WESTBURY, NEW YORK 11590

                                                                   April 6, 2001

Dear Employee,

      As you know, in connection with the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. as the parent holding company for the Bank, and it's subsequent renaming to New York Community Bancorp, Inc. (the "Company") the following benefit plans were either amended or established as noted:

      1. The Bank's Incentive Savings Plan ("401(a) Plan") was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Trust Company.

      2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 2,946,800 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,699,056 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Trust Company.

      3. A Recognition and Retention Plan and Trust ("RRP") was established. The RRP Purchased 1,474,875 shares (split adjusted) of common stock in connection with the conversion. The unrelated corporate trustee for the RRP is First Bankers Trust Co.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 2000 Annual Report, a Proxy Statement dated April 6, 2001, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than April 17, 2001 to: Ms. Victoria Kalligeros, Assistant Vice President, Human Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                       Sincerely yours,


                                                       The Board of Directors

                            NEW YORK COMMUNITY BANK
                               615 MERRICK AVENUE
                            WESTBURY, NEW YORK 11590

                                                                   April 6, 2001

Dear Employee,

      As you know, in connection with the conversion of CFS Bank (the "Bank") from the mutual to stock form of organization in 1993, and the formation of Haven Bancorp, Inc. as the parent holding company for the Bank, and the subsequent merger of Haven Bancorp, Inc. with and into New York Community Bancorp, Inc. (the "Company") in November 2000, the following benefit plans include shares of New York Community Bancorp, Inc. as noted:

      1. The CFS Bank 401(k) Thrift Incentive Savings Plan was established to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(k) Plan is Merrill Lynch Trust Company.

      2. The CFS Bank Employee Stock Ownership Plan was established. The ESOP holds 554,186 shares of common stock of the Company for the benefit of the Bank's employees. The unrelated corporate trustee for the ESOP is Chase Manhattan Bank.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 2000 Annual Report, a Proxy Statement dated April 6, 2001, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than April 17, 2001 to: Victoria Kalligeros, Assistant Vice President, Human Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                       Sincerely yours,


                                                       The Board of Directors

                            NEW YORK COMMUNITY BANK
                               615 MERRICK AVENUE
                            WESTBURY, NEW YORK 11590

                                                                   April 6, 2001

Dear CFS Bank Retiree,

      As you know, in connection with the conversion of CFS Bank (the "Bank") from the mutual to stock form of organization in 1993, and the formation of Haven Bancorp, Inc. as the parent holding company for the Bank, and the subsequent merger of Haven Bancorp, Inc. with and into New York Community Bancorp, Inc. (the "Company") in November 2000, the following benefit plans include shares of New York Community Bancorp, Inc. as noted:

      1. The CFS Bank 401(k) Thrift Incentive Savings Plan was established to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(k) Plan is Merrill Lynch Trust Company.

      2. The CFS Bank Employee Stock Ownership Plan was established. The ESOP holds 554,186 shares of common stock of the Company for the benefit of the Bank's employees. The unrelated corporate trustee for the ESOP is Chase Manhattan Bank.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 2000 Annual Report, a Proxy Statement dated April 6, 2001, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than April 17, 2001 to: Victoria Kalligeros, Assistant Vice President, Human Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                     Sincerely yours,


                                                     The Board of Directors

                            NEW YORK COMMUNITY BANK
                               615 MERRICK AVENUE
                            WESTBURY, NEW YORK 11590

                                                                   April 6, 2001

Dear Former CFS Bank Employee with vested New York Community Bancorp, Inc. stock held in an Employee Benefit Plan,

      As you know, in connection with the conversion of CFS Bank (the "Bank") from the mutual to stock form of organization in 1993, and the formation of Haven Bancorp, Inc. as the parent holding company for the Bank, and the subsequent merger of Haven Bancorp, Inc. with and into New York Community Bancorp, Inc. (the "Company") in November 2000, the following benefit plans include shares of New York Community Bancorp, Inc. as noted:

      1. The CFS Bank 401(k) Thrift Incentive Savings Plan was established to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(k) Plan is Merrill Lynch Trust Company.

      2. The CFS Bank Employee Stock Ownership Plan was established. The ESOP holds 554,186 shares of common stock of the Company for the benefit of the Bank's employees. The unrelated corporate trustee for the ESOP is Chase Manhattan Bank.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 2000 Annual Report, a Proxy Statement dated April 6, 2001, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than April 17, 2001 to: Victoria Kalligeros, Assistant Vice President, Human Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                    Sincerely yours,


                                                    The Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF       Please mark
THE LISTED PROPOSALS.                                      your votes as
                                                            indicated in  |X|
                                                            this example


1. Election of directors



  FOR all nominees       WITHHOLD
  listed below           AUTHORITY
    (except as        to vote for all
    marked to the     nominees listed
     contrary)             below

       |_|                 |_|

Nominees: Henry E. Froebel, Howard C.
Miller, Msgr. Thomas J. Hartman, and
John A. Pileski

INSTRUCTION: To withhold your vote for
any individual nominee, write that
nominee's name on the line provided
below:

--------------------------------------

2. The amendment of the New York Community Bancorp, Inc. 1997 Stock Option Plan.

        FOR         AGAINST      ABSTAIN
        |_|           |_|          |_|


3. The approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock.

        FOR         AGAINST      ABSTAIN
        |_|           |_|          |_|


4. The ratification of the appointment of KPMG LLP as independent auditors of New York Community Bancorp, Inc.for the fiscal year ending December 31, 2001.

        FOR         AGAINST      ABSTAIN
        |_|           |_|          |_|


                             Please indicate here if you plan to    YES    NO
                             attend the Annual Meeting.             |_|    |_|


Signature                        Signature                        Date
         ------------------------         ------------------------    ---------

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

REVOCABLE PROXY         NEW YORK COMMUNITY BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 9, 2001
                        10:00 a.m. Eastern Standard Time

      The undersigned hereby appoints the Proxy Committee of the Board of Directors of New York Community Bancorp, Inc. (the "Company"), with full power of substitution, to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on May 9, 2001 at 10:00 a.m. Eastern Standard Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, in Flushing, New York, and at any and all adjournments thereof as set forth on the reverse side.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 6, 2001, and a 2000 Annual Report to Shareholders.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

[LOGO] NYCB NEW YORK COMMUNITY BANCORP, INC.

615 MERRICK AVENUE o WESTBURY, NY  11590 o 516-683-4100

JOSEPH R. FICALORA
CHAIRMAN, PRESIDENT &
CHIEF EXECUTIVE OFFICER

                                                      April 6, 2001

Fellow Shareholders:

Just as our 2000 Annual Report was going to press, we issued an announcement that ties in well with our cover theme, "Creating Opportunities."

I'm pleased to report that just last week, we announced the signing of a definitive agreement to combine in a merger-of-equals with Richmond County Financial Corp. Pending your approval, regulatory approvals, and the approval of Richmond County's shareholders, the two companies will form an $8.8 billion financial institution with a network of 119 branch offices and a significant share of deposits in the greater metro New York area.

While details of the merger will be provided in a joint proxy statement/prospectus to be sent to you later this year, following are some of the highlights of the proposed transaction:

      o Richmond County will merge into New York Community Bancorp, with shareholders of Richmond County receiving 1.02 shares of New York Community Bancorp stock for each share of Richmond County Financial Corp. stock held.

      o The merger will be accounted for as a purchase transaction and is expected to close on or about September 30, 2001. Based on a split-adjusted closing price of $27.37 on March 27, 2001, the date of the merger announcement, the value of the transaction is $802.0 million.

      o The merger is expected to be immediately accretive to earnings. Reflecting first-year cost savings of $17.6 million, the merger is expected to be 12% - 17% accretive to GAAP earnings (under proposed accounting regulations) and 17% accretive to cash earnings in 2002.

      o The combined organization will retain the name New York Community Bancorp, Inc. and will continue to be headquartered in Westbury, New York.

      o Capitalizing on the strong identities we've established in our respective markets, our primary subsidiary, New York Community Bank, will operate through six community divisions: Queens County Savings Bank, CFS Bank, Richmond County Savings Bank, First Savings Bank of New Jersey, Ironbound Bank, and South Jersey Bank.

      o The combined company will have loans of $5.5 billion and deposits of $5.6 billion, including core deposits of $2.8 billion. With 25 branches in Queens and 22 in Staten Island, we will command a significant share of deposits in two of the five boroughs of New York City, ranking fifth and second, respectively, among all banks serving these areas.

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      o     I will continue to serve as Chief Executive Officer and President of
            New York Community Bancorp, while Robert Wann will continue to serve as our Executive Vice President and Chief Financial Officer. Similarly, Michael J. Lincks will continue as Executive Vice President and Secretary, and James J. O'Donovan will continue as Executive Vice President and Chief Lending Officer.

      o Our management team will be enhanced by the addition of three executives from Richmond County Financial. Michael F. Manzulli, Chairman and Chief Executive Officer, will serve as Chairman of the New York Community Bancorp Board of Directors; Anthony E. Burke, President and Chief Operating Officer, will serve as Senior Executive Vice President and Chief Operating Officer; and Thomas R. Cangemi, Executive Vice President and Chief Financial Officer, will serve as Executive Vice President, Capital Markets.

      o Following the merger, four members of the Richmond County Board of Directors will join the Board of New York Community Bancorp; five members of our current Board will continue to serve as directors of the combined company.

As I stated in the press release announcing the agreement, we are enormously pleased with the strategic benefits of this merger, and with the opportunities for earnings growth it is expected to create. Like New York Community Bancorp, Richmond County has a strong franchise in a deposit-rich market, and a balance sheet that also emphasizes multi-family loans. With a consistent record of asset quality and above-average performance measures, Richmond County is the ideal partner for a financial institution intent on creating share value and earnings growth.

We look forward to telling you more about the proposed merger over the next two quarters, and to releasing our first quarter earnings later on this month. In the interim, we urge you to read the enclosed annual report and proxy statement, and to vote your proxies for the Annual Meeting, scheduled for May 9th.

Should you have any questions, please continue to call our Investor Relations Department at 516-683-4420. We welcome the opportunity to tell you more about the proposed merger of Richmond County Financial Corp. into New York Community Bancorp, Inc.

With appreciation for your investment and your continuing support, I am

                                                     Sincerely yours,


                                                     /s/ Joseph R. Ficalora
                                                     ------------------------
                                                     Joseph R. Ficalora
                                                     Chairman, President, and
                                                       Chief Executive Officer

                   Forward-looking Statements and Risk Factors

New York Community Bancorp, Inc. and Richmond County Financial Corp. will be filing a joint proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by New York Community Bancorp will be available free of charge from Ms. Ilene A. Angarola, First Vice President, Investor Relations, New York Community Bancorp, 615 Merrick Avenue, Westbury, New York 11590. Documents filed with the SEC by Richmond County Financial Corp. will be available free of charge from Mr. Thomas Cangemi, Executive Vice President and Chief Financial Officer, Richmond County Financial Corp., 1214 Castleton Avenue, Staten Island, New York 10310-1702.

The directors, executive officers, and certain other members of management of New York Community Bancorp and Richmond County Financial Corp. may be soliciting proxies in favor of the merger from the companies' respective shareholders. For information about these directors, executive officers, and members of management, shareholders are asked to refer to the most recent proxy statements issued by the respective companies, which are available at the addresses provided in the preceding paragraph.

Certain statements contained within this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their reference to future periods and include, without limitation, those statements relating to the anticipated effects of the merger. The following factors, among others, could cause the actual results of the merger to differ materially from the expectations stated in this release: the ability of the companies to obtain the required shareholder or regulatory approvals of the merger; the ability of the companies to consummate the merger; the ability to successfully integrate the companies following the merger; a materially adverse change in the financial condition of either company; the ability to fully realize the expected cost savings and revenues; and the ability to realize the expected cost savings and revenues on a timely basis.

In addition, other factors that could cause the actual results of the merger to differ materially from current expectations include a change in economic conditions; changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the companies' operations, pricing, and services.

The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.